Exhibit 10.23

[English Translation]

EXCLUSIVE CALL OPTION AGREEMENT

This Exclusive Call Option Agreement (this “Agreement”) is entered into in Beijing, the People’s Republic of China (the “PRC” or “China”) on May 1, 2017 by and among:

Party A:	Qufenqi (Ganzhou) Information Technology Co., Ltd., a wholly foreign-owned limited liability company established and existing under the laws of the PRC, with its registered address at Room 402, Building B6, Ganzhou International Enterprise Center, West Side of Huajian North Road and North Side of Xiangjiang Avenue, Ganzhou Economic Development Zone, Ganzhou City, Jiangxi Province.

Party B:	Min Luo, a PRC citizen, with his identity card number of 362527198302280018;Lianzhu Lv, a PRC citizen, with his identity card number of 13090219841208187X.

Party C:	Ganzhou Qudian Technology Co., Ltd., a limited liability company established and existing under the laws of the PRC, with its registered address at 2/F, Building 25, Standard Workshop I, Ganzhou Technology Incubation Service Center, Intersection of Huangjin Avenue and Jinling Road, Ganzhou Economic and Technological Development Zone, Ganzhou City, Jiangxi Province.

In this Agreement, Party A, Party B and Party C may be hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS:

1.	The Persons of Party B are all the currently registered shareholders of Party C and hold 100% equity interest in Party C in the aggregate;

2.	Subject to the laws of the PRC, Party B intends to transfer to Party A and/or any other entity or individual designated by it, and Party A intends to accept such transfer of, all the equity interest in Party C held by Party B;

3.	Subject to the laws of the PRC, Party C intends to transfer to Party A and/or any other entity or individual designated by it, and Party A intends to accept such transfer of, the assets owned by Party C;

4.	In order to consummate the aforesaid equity or asset transfer, Party B and Party C agree to grant, on an exclusive basis, respectively to Party A irrevocable Equity Call Option (as defined below) and Asset Purchase Option (as defined below), Party C agrees that Party B grants the Equity Call Option to Party A in accordance with this Agreement, and Party B agrees that Party C grants the Asset Purchase Option to Party A in accordance with this Agreement.

NOW, THEREFORE, through mutual consultation, the Parties agree as follows:

Exclusive Call Option Agreement

1.	Equity Call Option and Asset Purchase Option

1.1	Grant of Options

Party B hereby irrevocably grants to Party A an irrevocable and exclusive option to purchase, or cause one or more designated Persons (each, a “Designee”, subject to approval by the board of directors of Party A) to purchase, all or any part of equity interest in Party C held by any Person of Party B now or hereafter from such Person at any time, one or more times, at the price set forth in Article 1.3 hereof according to the steps for exercise as determined by Party A in its sole discretion (the “Equity Call Option”). No third Person other than Party A and the Designees shall have the right to purchase equity interest in Party C held by Party B or other rights related to equity interest in Party C held by Party B. Party C hereby agrees that Party B grants the Equity Call Option to Party A in accordance with this Agreement. “Person” referred to in this article and this Agreement means individual, company, joint venture, partnership, enterprise, trust or unincorporated organization.

Party C hereby irrevocably grants to Party A an irrevocable and exclusive option to purchase, or cause the Designee(s) to purchase, all or any part of assets owned by Party C now or hereafter from Party C at any time, one or more times, at the price set forth in Article 1.3 hereof according to the steps for exercise as determined by Party A in its sole discretion (the “Asset Purchase Option”). No third Person other than Party A and the Designees shall have the right to purchase assets of Party C or other rights related to assets of Party C. Party B hereby agrees that Party C grants the Asset Purchase Option to Party A in accordance with this Agreement.

Party A agrees to accept the aforesaid Equity Call Option and the Asset Purchase Option. For the avoidance of doubt, Party A may exercise any rights hereunder, including the Equity Call Option and/or the Asset Purchase Option, at any time after the execution and effectiveness of this Agreement. To the fullest extent permitted by the laws of the PRC, Party A shall have the right to exercise the rights hereunder, including the Equity Call Option and/or the Asset Purchase Option, against Party B or its successor or successor entity and Party C and its successor entity in accordance with the terms of this Agreement.

1.2	Steps for Exercise

1.2.1	Subject to the terms and conditions of this Agreement, to the extent permitted by the laws of the PRC, Party A shall determine the timing, method and times of its exercise of the Equity Call Option and the Asset Purchase Option in its absolute and sole discretion and shall have the right to request at any time Party B to transfer all or any part of its equity interest in Party C, or Party C to transfer all or any part of its assets, to it or the Designee(s).

1.2.2	With respect to the Equity Call Option, Party A shall have the right to determine in its sole discretion the amount of equity interest to be transferred by each Person of Party B to Party A and/or the Designee(s) in each exercise, and Party B shall transfer such amount of the Purchased Equity (as defined below) as requested by Party A to Party A and/or the Designee(s). Party A and/or the Designee(s) shall pay the transfer price to the transferring Person of Party B for the Purchased Equity acquired in each exercise.

Exclusive Call Option Agreement

1.2.3	With respect to the Asset Purchase Option, Party A shall have the right to determine the specific assets of Party C to be transferred by Party C to Party A and/or the Designee(s) in each exercise, and Party C shall transfer the Purchased Assets (as defined below) as requested by Party A to Party A and/or the Designee(s). Party A and/or the Designee(s) shall pay the transfer price to Party C for the Purchased Assets acquired in each exercise.

1.2.4	When Party A exercises the Equity Call Option or the Asset Purchase Option, it shall give a written notice (the “Equity Purchase Notice” or the “Asset Purchase Notice”) to Party B, specifying (a) decision made by Party A or the Designee(s) on exercise of the Equity Call Option/the Asset Purchase Option; (b) the percentage of equity interest proposed to be purchased by Party A or the Designee(s) from Party B (the “Purchased Equity”), or the specific assets proposed to be purchased from Party C (the “Purchased Assets”); and (c) the purchase date/transfer date of the purchased equity or assets. After the receipt of such notice, Party B or Party C shall, pursuant to such notice, promptly transfer the Purchased Equity or the Purchased Assets to Party A and/or the Designee(s) in such way as described in this Agreement.

1.3	Transfer Price

1.3.1	With respect to the Equity Call Option hereunder, the transfer price corresponding to the Purchased Equity in each exercise by Party A shall be the lowest price permitted by the laws of the PRC applicable at the time of exercise; with respect to the Asset Purchase Option hereunder, the transfer price corresponding to the Purchased Assets in each exercise by Party A shall be the net book value of the Purchased Assets; if the lowest price permitted by the then applicable laws of the PRC is higher than the net book value of the Purchased Assets, the transfer price shall be the lowest price permitted by the laws of the PRC.

1.3.2	The Parties hereby agree that, after Party A exercises the Equity Call Option and/or the Asset Purchase Option, Party B and/or Party C shall pay all the transfer price collected thereby to Party A or another party designated by it without compensation.

1.4	Transfer of the Purchased Equity/the Purchased Assets

When Party A exercises the Equity Call Option and/or the Asset Purchase Option each time,

1.4.1	Party C shall, and Party B shall cause Party C to, promptly hold a shareholders’ meeting, at which a resolution shall be adopted on the approval of the transfer of the Purchased Equity by Party B, or the transfer of the Purchased Assets by Party C, to Party A and/or the Designee(s);

Exclusive Call Option Agreement

1.4.2	each Person of Party B shall obtain consent from its respective shareholders’ meeting, board of directors or other internal decision-making bodies having similar functions in connection with its transfer of the Purchased Equity to Party A and/or the Designee(s);

1.4.3	with respect to the transfer of the Purchased Equity to Party A and/or the Designee(s), Party B shall obtain a written statement from the other shareholders of Party C, in which they approve such transfer and waive the right of first refusal; meantime, when Party A exercises the Equity Call Option to purchase equity interest in Party C held by several Persons of Party B, the other Persons of Party B shall issue a written statement, in which they approve such transfer and waive the right of first refusal;

1.4.4	Party B shall enter into an equity transfer contract for each equity transfer with Party A and/or the Designee(s) (as applicable) in accordance with this Agreement and the Equity Purchase Notice, in the form and substance satisfactory to Party A; Party C shall enter into an asset transfer Agreement for each asset transfer with Party A and/or the Designee(s) (as applicable) in accordance with this Agreement and the Asset Purchase Notice, in the form and substance satisfactory to Party A;

1.4.5	the relevant Parties shall execute all other necessary contracts, agreements or documents (including, without limitation, amendment to the articles of association), obtain all necessary governmental licenses and permits (including, without limitation, business license) and take all necessary actions to transfer the valid title to the Purchased Equity and/or the Purchased Assets to Party A and/or the Designee(s), free and clear of any Security Interest, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Purchased Equity and/or the Purchased Assets, if applicable. For the purpose of this article and this Agreement, “Security Interest” includes security, mortgage, third party rights or interests, any call option, right to acquire, right of first refusal, right of set-off, ownership detainment or other security arrangements, for the sake of clarity, excluding any Security Interest created under this Agreement, the Equity Interest Pledge Agreement of Party B and the Power of Attorney Agreement of Party B. The “Equity Interest Pledge Agreement of Party B” referred to in this article and this Agreement means the Equity Interest Pledge Agreement entered into by Party A, Party B and Party C on the date hereof (in the form and substance set forth in Appendix I hereto), as amended, modified or restated; the “Power of Attorney Agreement of Party B” referred to in this article and this Agreement means the Power of Attorney Agreement executed by Party B to authorize Party A on the date hereof (in the form and substance set forth in Appendix II hereto), as amended, modified or restated.

2.	Covenants

2.1	Covenants Concerning Party C

Exclusive Call Option Agreement

Party B (as the shareholders of Party C) and Party C hereby covenant that:

2.1.1	without the prior written consent of Party A, they shall not supplement, modify or amend the articles of association or bylaws of Party C in any form, increase or decrease its registered capital or otherwise change its registered capital structure;

2.1.2	they shall maintain the corporate existence of Party C according to good financial and business standards and practices, conduct its business and transact its affairs prudently and effectively and cause Party C to perform its obligations under the Exclusive Business Cooperation Agreement executed by it on the date hereof;

2.1.3	without the prior written consent of Party A, they shall not sell, transfer, mortgage or otherwise dispose of lawful or beneficial interest in any assets, business or income of Party C or permit the encumbrance thereon of any Security Interest at any time from the date hereof;

2.1.4	after the statutory liquidation described in Article 3.6, Party B will fully pay Party A any remaining residual value collected on the basis of non-bidirectional payment or procure such payment; if such payment is prohibited by the laws of the PRC, Party B will pay such income to Party A or the party designated by Party A to the extent permitted by the laws of the PRC;

2.1.5	without the prior written consent of Party A, they shall not incur, inherit, guarantee or permit the existence of any debts, except for (i) debts incurred in the ordinary course of business other than through loans; and (ii) debts disclosed to and approved by Party A in writing;

2.1.6	they shall always conduct all the business of Party C in the ordinary course of business to maintain the asset value of Party C and refrain from any act/omission that may affect the operation status and asset value of Party C;

2.1.7	without the prior written consent of Party A, they shall not cause Party C to enter into any material contract, except for the contracts entered into in the ordinary course of business (for the purpose of this paragraph, a contract shall be deemed as a material contract if its value exceeds RMB100,000);

2.1.8	without the prior written consent of Party A, they shall not cause Party C to provide any Person with loan or credit or any form of security;

2.1.9	upon request by Party A, they shall provide Party A with all information regarding the operation and financial status of Party C;

2.1.10	if requested by Party A, they shall procure and maintain insurance on assets and business of Party C, the amounts and types of which shall be consistent with those of the companies operating similar business, with an insurer acceptable to Party A;

Exclusive Call Option Agreement

2.1.11	without the prior written consent of Party A, they shall not cause or allow Party C to merge or consolidate with any Person or acquire or invest in any Person, or cause or allow Party C to sell its assets with value of more than RMB100,000;

2.1.12	they shall promptly notify Party A of any litigation, arbitration or administrative proceeding initiated or threatened in relation to the assets, business or income of Party C;

2.1.13	to retain Party C’s title to all of its assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or make necessary and appropriate defenses against all claims;

2.1.14	without the prior written consent of Party A, they shall ensure that Party C shall not distribute dividends to its shareholders in any form; provided, however, that Party C shall promptly distribute all distributable profits to its shareholders upon written request by Party A;

2.1.15	upon request by Party A, they shall appoint any Person designated by Party A as the director of Party C and/or remove the incumbent director of Party C; and

2.1.16	without the written consent of Party A, Party C shall not be dissolved or liquidated, unless mandatorily required by the laws of the PRC.

2.2	Acknowledgements and Covenants of Party B

Party B hereby acknowledges that:

2.2.1	to the fullest extent permitted by the laws of the PRC, any equity interest in Party C held by Party B now or hereafter shall not belong to community property of Party B (in the event that Party B is a natural Person) or hereditament and shall not be divided or inherited, nor shall Party B use its equity interest in Party C to assume debt repayment liability or security liability. If, due to any reason, such equity interest is divided, transferred or inherited, successor(s) or transferee(s) shall execute all documents requested by Party A (including, without limitation, this Agreement, the Equity Interest Pledge Agreement of Party B and the Power of Attorney Agreement of Party B).

Party B hereby covenants that:

2.2.2	without the prior written consent of Party A, it shall not sell, transfer, mortgage or otherwise dispose of any lawful or beneficial interest in its equity interest in Party C or permit the encumbrance thereon of any Security Interest, other than the pledge created on such equity interest in accordance with the Equity Interest Pledge Agreement of Party B;

Exclusive Call Option Agreement

2.2.3	it shall not request Party C to distribute dividends or make other forms of profit distribution in connection with its equity interest in Party C, propose a resolution thereon to the shareholders’ meeting or vote in favor of such resolution at the shareholders’ meeting. In any event, if Party B receives any proceeds, profit distribution or dividends from Party C, to the extent permitted by the laws of the PRC, Party B shall promptly pay or transfer such proceeds, profit distribution or dividends to Party A or the party designated by Party A for the benefit of Party C as the service fee payable by Party C to Party A under the Exclusive Business Cooperation Agreement;

2.2.4	it shall cause the shareholders’ meeting and/or the board of directors of Party C not to approve the sale, transfer, mortgage or other disposal of any lawful or beneficial interest in its equity interest in Party C or permit the encumbrance thereon of any Security Interest without the prior written consent of Party A, other than the pledge created on such equity interest in accordance with the Equity Interest Pledge Agreement of Party B;

2.2.5	it shall cause the shareholders’ meeting or the board of directors of Party C not to approve merger or consolidation with any Person or acquisition of or investment in any Person without the prior written consent of Party A;

2.2.6	it shall promptly notify Party A of any litigation, arbitration or administrative proceeding initiated or threatened in relation to its equity interest in Party C;

2.2.7	it shall cause the shareholders’ meeting or the board of directors of Party C to approve the transfer of the Purchased Equity hereunder and take any and all other actions that Party A may request;

2.2.8	to retain its ownership of its equity interest in Party C, it shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or make necessary and appropriate defenses against all claims;

2.2.9	upon request by Party A, it shall appoint any Person designated by Party A as the director of Party C;

2.2.10	upon request by Party A at any time, it shall promptly and unconditionally transfer its equity interest in Party C to the Designee(s) of Party A based on the Equity Call Option hereunder, and Party B hereby waives the right of first refusal, if any, with respect to the equity transfer by another existing shareholder of Party C; and

2.2.11	it shall strictly comply with this Agreement and other contracts entered into by Party B, Party C and Party A jointly or severally, perform its obligations hereunder and thereunder and refrain from any act/omission that may affect the validity and enforceability hereof and thereof. If Party B has any remaining rights with respect to the equity interest under this Agreement or the Equity Interest Pledge Agreement among the Parties hereto or the Power of Attorney Agreement granted in favor of Party A, Party B shall not exercise such rights, unless according to the written instructions given by Party A.

2.3	Covenants of Party C

Exclusive Call Option Agreement

Party C hereby covenants that:

2.3.1	if the execution and performance of this Agreement and the grant of the Equity Call Option or the Asset Purchase Option hereunder require consent, permit, waiver or authorization of any third party or approval, permit or exemption of any governmental authority or completion of registration or filing procedures with any governmental authority (if required in accordance with law), Party C will use its best efforts to assist the satisfaction of such conditions;

2.3.2	without the prior written consent of Party A, Party C will not assist or permit Party B to transfer or otherwise dispose of, or create any Security Interest or other third party rights on, any equity interest in Party C held by Party B;

2.3.3	without the prior written consent of Party A, Party C will not transfer or otherwise dispose of any material assets of Party C, or create any Security Interest or other third party rights on any assets of Party C;

2.3.4	Party C will not do or permit to be done any act or action likely to have adverse effect on the interests of Party A hereunder; and

2.3.5	Party C covenants that upon issuance of the Asset Purchase Notice by Party A for the exercise of the Asset Purchase Option: Party C shall immediately cause Party B to hold a shareholders’ meeting and adopt a resolution of the shareholders’ meeting and take all other necessary actions to approve the transfer by Party C of the Purchased Assets to Party A and/or the Designee(s) at the transfer price set forth herein; it shall immediately execute an asset transfer agreement with Party A and/or the Designee(s) to transfer all the Purchased Assets to Party A and/or the Designee(s) at the transfer price set forth herein, and shall cause all shareholders of Party C to provide necessary supports to Party A in accordance with requirements of Party A, laws and regulations (including provision and execution of all relevant legal documents, completion of all governmental approval and registration formalities and assumption of all relevant obligations), such that Party A and/or the Designee(s) shall obtain the ownership of the Purchased Assets, free and clear of any legal defects and any Security Interest, third party rights or any other restrictions.

3.	Representations and Warranties

3.1	Each Person of Party B hereby severally but not jointly represents and warrants that, as of the date hereof and each transfer date of the Purchased Equity:

3.1.1	with respect to a natural Person, he is a PRC citizen with full capacity to act, has full and independent legal status and capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party. With respect to a Person other than a natural Person, it is a legal entity validly established and lawfully existing under the laws of the PRC, has full and independent legal status and capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

Exclusive Call Option Agreement

3.1.2	he or it has full power and authority to execute, deliver and perform this Agreement and all other documents to be executed by him or it in connection with the transactions contemplated hereby, and has full power and authority to consummate the transactions contemplated hereby.

3.1.3	this Agreement has been lawfully and duly executed and delivered by him or it. This Agreement constitutes his or its legal and binding obligations enforceable against him or it in accordance with the terms hereof.

3.1.4	he or it is the registered shareholder of the Purchased Equity; other than the pledge right created under the Equity Interest Pledge Agreement of Party B and the proxy rights created under the Power of Attorney Agreement of Party B, the Purchased Equity held by him or it is free and clear of any lien, pledge right, claim right and other Security Interest and third party rights. In accordance with this Agreement, Party A and/or the Designee(s) may, upon exercise of option, obtain good title to the Purchased Equity, free and clear of any lien, pledge right, claim right and other Security Interest or third party rights.

3.2	Party C hereby represents and warrants as follows:

3.2.1	It is a limited liability company duly registered and lawfully existing under the laws of the PRC with independent legal person status. It has full and independent legal status and capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

3.2.2	It has full internal power and authority to execute, deliver and perform this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, and has full power and authority to consummate the transactions contemplated hereby.

3.2.3	This Agreement has been lawfully and duly executed and delivered by it. This Agreement constitutes its legal and binding obligations.

3.2.4	The assets of Party C are free and clear of any lien, mortgage right, claim right and other Security Interest and third party rights. In accordance with this Agreement, Party A and/or the Designee(s) may, upon exercise of option, obtain good title to the assets of Party C, free and clear of any lien, mortgage right, claim right and other Security Interest or third party rights.

3.3	Party A represents and warrants as follows:

3.3.1	It is a wholly foreign-owned enterprise duly registered and lawfully existing under the laws of the PRC with independent legal person status. It has full and independent legal status and capacity to execute, deliver and perform this Agreement and may sue or be sued as an independent party.

Exclusive Call Option Agreement

3.3.2	It has full internal power and authority to execute, deliver and perform this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, and has full power and authority to consummate the transactions contemplated hereby.

3.3.3	This Agreement has been lawfully and duly executed and delivered by it. This Agreement constitutes its legal and binding obligations.

4.	Effective Date

This Agreement shall become effective from the date on which it is duly executed by the Parties. This Agreement shall be terminated after all assets of Party C and all equity interest in Party C held by Party B have been lawfully transferred to Party A and/or another Person designated by it in accordance with the provisions hereof.

5.	Governing Law and Dispute Resolution

5.1	Governing Law

The execution, effectiveness, interpretation, performance, modification and termination of this Agreement and resolution of disputes arising hereunder shall be governed by officially promulgated and publicly available laws of the PRC.

5.2	Dispute Resolution

Any dispute arising from the interpretation and performance of this Agreement shall be first resolved by the Parties through friendly consultation. If the Parties fail to agree upon the resolution of a dispute within 30 days after any Party requests the other Parties to resolve such dispute through consultation, any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the Commission’s arbitration rules then in effect. The arbitration shall be held in Beijing and conducted in the Chinese language. The arbitral award shall be final and binding upon the Parties.

6.	Taxes and Expenses

Each Party shall pay any and all transfer and registration taxes, costs and expenses incurred by it or levied on it in connection with the preparation and execution of this Agreement and the relevant transfer contract and consummation of the transactions contemplated hereby and thereby in accordance with the laws of the PRC.

7.	Notices

7.1	All notices and other communications required or permitted to be given in accordance with this Agreement shall be personally delivered or sent by registered mail, postage prepaid, commercial courier service or facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which such notices shall be deemed to have been effectively given shall be determined as follows:

Exclusive Call Option Agreement

7.1.1	Notices given by personal delivery, courier service or registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the mailing address specified for notices.

7.1.2	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

7.2	For the purpose of notices, the addresses of the Parties are as follows:

Party A: Qufenqi (Ganzhou) Information Technology Co., Ltd.
Address:	Qudian Group, 15/F, Tsinghua Design Mansion, 222 Huizhong Beili, Chaoyang District, Beijing
Attention:	Min Luo
Telephone:	86-1851-0412-085
Party B: Min Luo
Address:	Qudian Group, 15/F, Tsinghua Design Mansion, 222 Huizhong Beili, Chaoyang District, Beijing
Attention:	Min Luo
Telephone:	86-1851-0412-085
Lianzhu Lv
Address:	Qudian Group, 15/F, Tsinghua Design Mansion, 222 Huizhong Beili, Chaoyang District, Beijing
Attention:	Lianzhu Lv
Telephone:	86-1581-1403-821
Party C: Ganzhou Qudian Technology Co., Ltd.
Address:	Qudian Group, 15/F, Tsinghua Design Mansion, 222 Huizhong Beili, Chaoyang District, Beijing
Attention:	Min Luo
Telephone:	86-1851-0412-085

7.3	Any Party may change its mailing address for notices at any time by giving a notice to the other Parties in accordance with this article.

8.	Confidentiality Liability

The Parties acknowledge that any oral or written information exchanged in connection with this Agreement shall be considered as confidential information. Each Party shall keep all such information confidential and shall not disclose any relevant information to any third party without the written consent of the other Parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s disclosure to the public); (b) is required to be disclosed in accordance with applicable laws or rules or provisions of any stock exchange; or (c) is required to be disclosed by any Party to its legal counsels or financial advisors in connection with the transactions contemplated hereby, provided, however, that such legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this article. If the staff or agencies engaged by any Party disclose any confidential information, such Party shall be deemed to have disclosed such confidential information and shall bear legal liability for breach of this Agreement. This article shall survive the termination of this Agreement for any reason.

Exclusive Call Option Agreement

9.	Further Assurance

The Parties agree to promptly execute such documents and take such further actions as reasonably necessary or desirable in connection with the implementation of various provisions and purpose of this Agreement.

10.	Liabilities for Breach of Agreement

10.1	If Party B or Party C materially violates any provision of this Agreement, Party A shall have the right to terminate this Agreement and/or claim damages against Party B or Party C; this Article 10 shall not prejudice any other rights of Party A hereunder.

10.2	Unless otherwise provided by laws, in no event shall Party B or Party C have the right to terminate or rescind this Agreement.

11	Miscellaneous

11.1	Amendment, Modification and Supplement

This Agreement may not be amended, modified or supplemented except by an agreement in writing signed by all the Parties.

11.2	Entire Agreement

Unless as amended, supplemented or modified in writing after the execution of this Agreement, this Agreement shall constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersede all prior negotiations, statements and contracts, both oral and written, with respect to the subject matter hereof.

11.3	Headings

The headings in this Agreement are inserted for the convenience of reference only and shall not be used for the interpretation or construction of, or otherwise affect, the meanings of provisions hereof.

11.4	Language and Counterparts

This Agreement is written in the Chinese language in four (4) counterparts with each Party holding one (1) copy. They have the same legal effect.

Exclusive Call Option Agreement

11.5	Severability

If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect in accordance with any law or regulation, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or prejudiced in any respect. The Parties shall strive through consultation in good faith to replace such invalid, illegal or unenforceable provisions with valid provisions to the greatest extent permitted by laws and expected by the Parties, and the economic effect of such valid provisions shall be as close as possible to the economic effect of such invalid, illegal or unenforceable provisions.

11.6	Successor

This Agreement shall be binding upon and inure to the benefit of the Parties’ respective successors/heirs and permitted assignees.

11.7	Survival

11.7.1	Any obligations accrued or due hereunder prior to the expiration or early termination of this Agreement shall continue in force and effect after the expiration or early termination of this Agreement.

11.7.2	Articles 5, 7 and 8 and this Article 11.7 shall survive the termination of this Agreement.

11.8	Waiver

Any Party may waive the terms and conditions hereof, provided, however, that such waiver must be made in writing and signed by the Parties. No waiver by any Party under certain circumstance with respect to a breach by the other Parties shall operate as a waiver by such Party with respect to similar breach under other circumstances.

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Exclusive Call Option Agreement

Appendix I: Equity Interest Pledge Agreement

EQUITY INTEREST PLEDGE AGREEMENT

This Equity Interest Pledge Agreement (this “Agreement”) is entered into in Beijing, the People’s Republic of China (the “PRC” or “China”) on May 1, 2017 by and among:

Party A:	Qufenqi (Ganzhou) Information Technology Co., Ltd., a wholly foreign-owned limited liability company established and existing under the laws of the PRC, with its registered address at Room 402, Building B6, Ganzhou International Enterprise Center, West Side of Huajian North Road and North Side of Xiangjiang Avenue, Ganzhou Economic Development Zone, Ganzhou City, Jiangxi Province (the “Pledgee”).

Party B:	Min Luo, a PRC citizen, with his identity card number of 362527198302280018;.

Lianzhu Lv, a PRC citizen, with his/her identity card number of 13090219841208187X.

(Min Luo and Lianzhu Lv are referred to collectively as the “Pledgors.”)

Party C:	Ganzhou Qudian Technology Co., Ltd., a limited liability company established and existing under the laws of the PRC, with its registered address at 2/F, Building 25, Standard Workshop I, Ganzhou Technology Incubation Service Center, Intersection of Huangjin Avenue and Jinling Road, Ganzhou Economic and Technological Development Zone, Ganzhou City, Jiangxi Province.

In this Agreement, the Pledgee, the Pledgors and Party C may be hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS:

1.	Party C is a limited liability company registered in Ganzhou, Jiangxi Province, the PRC. The Pledgors are shareholders of Party C, and the total amount of their capital contribution is RMB 10,000,000. Party C acknowledges the respective rights and obligations of the Pledgors and the Pledgee hereunder and agrees to provide any necessary assistance to register the Pledge Right.

2.	The Pledgee is a wholly foreign-owned enterprise registered in Ganzhou, Jiangxi Province, the PRC. The Pledgee and Party C entered into the Exclusive Business Cooperation Agreement on May 1, 2017 (the “Exclusive Business Cooperation Agreement”), the Pledgee, the Pledgors and Party C entered into the Exclusive Call Option Agreement on May 1, 2017 (the “Exclusive Call Option Agreement”), and the Pledgors executed the Power of Attorney Agreement to authorize the Pledgee on May 1, 2017 (the “Power of Attorney Agreement”; together with the Exclusive Business Cooperation Agreement, the Exclusive Call Option Agreement and this Agreement, the “Control Agreements”).

3.	To guarantee the collection by the Pledgee from Party C of all amounts due and payable by Party C, including, without limitation, consulting and service fees, and guarantee the performance by Party C and the Pledgors of other obligations under the Exclusive Business Cooperation Agreement, the Exclusive Call Option Agreement, the Power of Attorney Agreement and this Agreement, the Pledgors pledge all of their Equity Interest

4.	in Party C as security for the obligations under the Exclusive Business Cooperation Agreement, the Exclusive Call Option Agreement, the Power of Attorney Agreement and this Agreement.

NOW, THEREFORE, through mutual consultation, the Parties agree as follows:

1.	Definitions

Unless otherwise provided by this Agreement, the following terms shall have the following meanings:

1.1	“Pledge Right” means the security interest granted by the Pledgors to the Pledgee in accordance with Article 2 hereof, i.e. the right of the Pledgee to be repaid in priority out of the proceeds from the conversion, auction or sale of the Equity Interest.

1.2	“Equity” or “Equity Interest” means all equity interest in Party C lawfully held now and acquired hereafter by the Pledgors as set forth in Article 2.1 hereof.

1.3	“Pledge Term” means the term set forth in Article 3 hereof.

1.4	“Contractual Obligations” shall mean all obligations of the Pledgors and Party C under the Exclusive Business Cooperation Agreement, the Exclusive Call Option Agreement, the Power of Attorney Agreement and this Agreement (including, without limitation, the obligation to pay consulting and service fees to the Pledgee when they fall due and payable (whether on the specified due date, by early repayment or otherwise) in accordance with the Exclusive Business Cooperation Agreement).

1.5	“Secured Indebtedness” shall mean all direct, indirect and consequential losses and loss of foreseeable profits suffered by the Pledgee due to any Event of Default of the Pledgors and/or Party C. The basis for the amounts of such losses includes, but is not limited to, reasonable business plans and profit forecasts of the Pledgee, and all costs incurred by the Pledgee in connection with its enforcement of the Contractual Obligations against the Pledgors and/or Party C.

1.6	“Event of Default” means any of the circumstances set forth in Article 7 hereof.

1.7	“Notice of Default” means the notice given by the Pledgee in accordance with this Agreement to declare an Event of Default.

2.	Pledge Right

2.1	As security for the prompt and full performance of the Contractual Obligations and the repayment of the Secured Indebtedness by the Pledgors and Party C, the Pledgors hereby pledge their Equity Interest in Party C (including the registered capital of (amount of capital contribution to) Party C currently owned by the Pledgors and all Equity Interest relating thereto, and other registered capital of (amount of capital contribution to) Party C likely to be acquired by the Pledgors hereafter and all Equity Interest relating thereto) (“Equity” or “Equity Interest”) to the Pledgee by means of first priority pledge. As of the date hereof, the Equity Interest used by Party B for pledge is 100% Equity Interest in Party C held by Party B, representing 100% of the registered capital of Party C, i.e. RMB 10,000,000.

Equity Interest Pledge Agreement

2.2	The Parties understand and agree that the monetary valuation arising from or relating to the Secured Indebtedness shall be a variable and floating valuation until the Settlement Date (as defined below).

2.3	If any of the following events (each an “Event of Settlement”) occurs, the value of the Secured Indebtedness shall be determined based on the total amount of the Secured Indebtedness that are due, outstanding and payable to the Pledgee immediately prior to or on the date of occurrence of the Event of Settlement (the “Determined Indebtedness”):

1.8 (a)	any other Control Agreement is terminated in accordance with its relevant provisions;

1.9 (b)	the Event of Default set forth in Article 7 hereof occurs and fails to be resolved, as a result of which the Pledgee gives a Notice of Default to the relevant Pledgors in accordance with Article 7.3;

1.10 (c)	upon due inquiry, the Pledgee reasonably determines that the Pledgors and/or Party C is insolvent or could potentially be made insolvent; or

1.11 (d)	any other event that requires the determination of the Secured Indebtedness in accordance with relevant laws of the PRC.

1.12	2.4 For the avoidance of doubt, the date on which an Event of Settlement occurs shall be the settlement date (the “Settlement Date”). The Pledgee shall have the right, at its option, to realize the Pledge Right in accordance with Article 8 on or after the Settlement Date.

1.13	2.5 During the Pledge Term, the Pledgee shall have the right to receive dividends or bonuses with respect to the Equity Interest. The Pledgors may receive dividends or bonuses with respect to the Equity Interest only with the prior written consent of the Pledgee. After the deduction of individual income tax payable by the Pledgors, dividends or bonuses received by the Pledgors with respect to the Equity Interest shall be, as requested by the Pledgee, (1) deposited into an account designated by the Pledgee, placed under the custody of the Pledgee, used to provide security for the Contractual Obligations and first applied towards the satisfaction of the Secured Indebtedness; or (2) unconditionally donated to the Pledgee or the person designated by the Pledgee subject to the laws of the PRC.

2.6	The Pledgors may increase the capital of Party C only with the prior written consent of the Pledgee. Any increase in the capital contributed by the Pledgors to the registered capital of Party C as a result of any capital increase shall also be deemed as the Equity Interest pledged hereunder.

2.7	If Party C is required to be dissolved or liquidated in accordance with the mandatory provisions of the laws of the PRC, after Party C completes dissolution or liquidation procedures in accordance with law, any interests distributed to the Pledgors by Party C in accordance with law shall be, as requested by the Pledgee, (1) deposited into an account designated by the Pledgee, placed under the custody of the Pledgee, used to provide security for the Contractual Obligations and first applied towards the satisfaction of the Secured Indebtedness; or (2) unconditionally donated to the Pledgee or the person designated by the Pledgee subject to the laws of the PRC.

Equity Interest Pledge Agreement

3.	Pledge Term

3.1	The Pledge Right shall become effective as of the date on which it is registered with the administrative authority for industry and commerce (the “Registration Authority”) in the locality of Party C, and the term of the Pledge Right (the “Pledge Term”) shall terminate until the Contractual Obligations and the Secured Indebtedness, for which the Pledge Right provides security, have been fully performed or repaid. The Parties agree that after the execution of this Agreement, the Pledgors and Party A shall promptly submit an application for the creation and registration of Equity pledge to the Registration Authority in accordance with the Measures for the Registration of Equity Pledge with the Administrative Authorities for Industry and Commerce. The Parties further agree to complete all Equity pledge registration formalities and obtain the registration notice issued by the Registration Authority within fifteen (15) days from the date on which the Registration Authority formally accepts the application for registration of Equity pledge. The Parties jointly acknowledge that, for the purpose of completing Equity pledge registration formalities, the Parties shall submit this Agreement or an Equity pledge Agreement which is executed in the form requested by the administrative authority for industry and commerce in the locality of Party C and truly reflects the information regarding the Pledge Right hereunder (the “Pledge Agreement for Industrial and Commercial Registration”) to the administrative authority for industry and commerce. This Agreement shall apply to the matters not mentioned in the Pledge Agreement for Industrial and Commercial Registration. The Pledgors and Party C shall submit all necessary documents and complete all necessary formalities in accordance with the laws and regulations of the PRC and various requirements of the competent administrative authority for industry and commerce to ensure the Pledge Right is registered as soon as practicable after the submission of application.

3.2	During the Pledge Term, if Party C fails to perform the Contractual Obligations or repay the Secured Indebtedness in accordance with provisions, the Pledgee shall have the right, but not the obligation, to dispose of the Pledge Right in accordance with this Agreement.

4.	Custody of Equity Records subject to the Pledge Right

4.1	During the Pledge Term set forth herein, the Pledgors shall deliver the original investment certificate and the original shareholder register recording the Pledge Right (and other documents reasonably requested by the Pledgee, including, without limitation, the Pledge Right registration notice issued by the administrative authority for industry and commerce) to the Pledgee for custody within one week from the date on which the Pledge Right is registered and created. The Pledgee shall keep custody of such documents during the entire Pledge Term set forth herein.

5.	Representations and Warranties of the Pledgors and Party C

The Pledgors represent and warrant to the Pledgee as follows:

5.1	The Pledgors are the sole legal and beneficial owners of the Equity Interest and shall have lawful, good and full ownership of the Equity Interest, unless subject to the agreements otherwise entered into by the Pledgors and the Pledgee.

Equity Interest Pledge Agreement

5.2	The Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with this Agreement.

5.3	Except for the Pledge Right, the Pledgors have created no security interest or other encumbrance on the Equity Interest, there is no dispute with respect to the ownership of the Equity Interest, the Equity Interest is not subject to attachment or other legal proceedings, and no similar action is threatened. The Equity Interest may be used for pledge and transfer in accordance with applicable laws.

5.4	The Pledgors’ execution of this Agreement and exercise of their rights hereunder or performance of their obligations hereunder will not violate any laws or regulations, any agreements or contracts to which the Pledgors are a party, or any covenants made by the Pledgors to any third party.

5.5	All documents, information, statements and certificates provided by the Pledgors to the Pledgee are accurate, true, complete and valid.

Party C represents and warrants to the Pledgee as follows:

5.6	Party C is a limited liability company registered, incorporated and lawfully existing under the laws of the PRC with independent legal person status; it has full and independent legal status and capacity to execute, deliver and perform this Agreement.

5.7	Upon due execution by Party C, this Agreement constitutes its legal, valid and binding obligations.

5.8	Party C has full internal right and authority to execute and deliver this Agreement and all other documents relating to the transactions contemplated hereby, and has full right and authority to consummate the transactions contemplated hereby.

5.9	There is no material security interest or other encumbrance (including, without limitation, transfer of any intellectual property of Party C or any assets of Party C with value of more than RMB100,000, or encumbrance on any property right or use right of such assets) on the assets owned by Party C, which may affect the rights and interests of the Pledgee in the Equity Interest.

5.10	There are no pending or, to the knowledge of Party C, threatened litigation, arbitration or other legal proceedings before any court or arbitral tribunal with respect to the Equity Interest, Party C or its assets, nor are there pending or, to the knowledge of Party C, threatened administrative procedures or penalty before any governmental or administrative authority with respect to the Equity Interest, Party C or its assets, which will have material or adverse effect on the economic condition of Party C or the Pledgors’ ability to perform their obligations and guarantee liability hereunder.

5.11	Party C hereby agrees to bear joint and several liability to the Pledgee for the representations and warranties made by the Pledgors hereunder.

Equity Interest Pledge Agreement

5.12	Party C hereby warrants to the Pledgee that the foregoing representations and warranties will remain true and correct and be fully complied with under any circumstances at any time prior to full performance of the Contractual Obligations or full satisfaction of the Secured Indebtedness.

6.	Covenants and Further Agreements of the Pledgors and Party C

The Pledgors covenant and further agree as follows:

6.1	During the validity term hereof, the Pledgors hereby covenant to the Pledgee that:

6.1.1	except for the performance of the Exclusive Call Option Agreement entered into by the Pledgors, the Pledgee and Party C on May 1, 2017, without the prior written consent of the Pledgee, the Pledgors shall not transfer, or agree to others’ transfer of, all or any part of the Equity Interest, create or permit to be created any security interest or other encumbrance which may affect the rights and interests of the Pledgee in the Equity Interest;

6.1.2	the Pledgors shall comply with all laws and regulations applicable to the pledge of rights, show any notice, order or recommendation issued or prepared by relevant competent authorities (or any other relevant authority) in connection with the Pledge Right to the Pledgee within 5 days after the receipt of the same, and observe such notice, order or recommendation or make objections and statements with respect to such matters as reasonably requested by the Pledgee or upon approval of the Pledgee;

6.1.3	the Pledgors shall promptly notify the Pledgee of any event or notice received by the Pledgors which may have effect on the Pledgee’s rights in the Equity Interest or any part thereof, together with any event or notice received by the Pledgors which may have effect on any warranty and other obligations of the Pledgors arising out of this Agreement.

6.2	The Pledgors agree that the Pledge Right acquired by the Pledgee in accordance with this Agreement shall not be suspended or prejudiced by the Pledgors or any of their successors or representatives or any other person through legal proceedings.

6.3	To protect or perfect the security interest granted hereunder, the Pledgors hereby covenant to execute in good faith and cause other parties who have interest in the Pledge Right to execute all certificates, agreements, deeds and/or covenants requested by the Pledgee. The Pledgors also covenant to do and cause other parties who have interest in the Pledge Right to do acts requested by the Pledgee, facilitate the exercise by the Pledgee of the rights and authority granted to it by this Agreement, and enter into all relevant documents regarding the ownership of the Equity Interest with the Pledgee or its designees (natural persons/legal persons). The Pledgors covenant to provide the Pledgee with all notices, orders and decisions requested by the Pledgee in connection with the Pledge Right during a reasonable period.

6.4	The Pledgors hereby covenant to the Pledgee that they will comply with and perform all warranties, covenants, agreements, representations and conditions hereunder. In the event of failure to perform or partial performance of their warranties, covenants, agreements, representations and conditions, the Pledgors shall indemnify the Pledgee for all losses caused thereby.

Equity Interest Pledge Agreement

6.5	If any compulsory measures are imposed on the Equity Interest pledged hereunder by court or other governmental authorities due to any reason, the Pledgors shall use all endeavors, including, without limitation, provision of other warranties to the court or adoption of other measures, to release such compulsory measures taken by court or other authorities with respect to the Equity Interest.

6.6	If any possible decrease in the value of the Equity Interest is enough to prejudice the rights of the Pledgee, the Pledgee may request the Pledgors to provide additional mortgage or security; if the Pledgors fail to provide the same, the Pledgee may auction or sell the Equity Interest at any time and use the proceeds from such auction or sale for early satisfaction of the Secured Indebtedness or deposit; any costs arising therefrom shall be fully borne by the Pledgors.

6.7	Without the prior written consent of the Pledgee, the Pledgors and/or Party C shall not (or assist others to) increase, decrease or transfer the registered capital of Party C (or amount of capital contribution to Party C) or create any encumbrance thereon (including the Equity Interest). Subject to the foregoing, the Equity Interest in Party C registered and acquired by the Pledgors after the date hereof shall be referred to as the “Additional Equity.” Immediately after the Pledgors acquire the Additional Equity, the Pledgors and Party C shall enter into a supplementary Equity pledge agreement with the Pledgee with respect to the Additional Equity, cause the board of directors and the shareholders’ meeting of Party C to approve such supplementary Equity pledge agreement and deliver to the Pledgee all documents required by the supplementary Equity pledge agreement, including, without limitation, (a) the original investment certificate issued by Party C in connection with the Additional Equity; and (b) a certified copy of the capital verification report on the Additional Equity issued by a certified public accountant of the PRC. The Pledgors and Party C shall create and register the pledge of the Additional Equity in accordance with Article 3.1 hereof.

6.8	Unless the Pledgee gives prior written instructions to the contrary, the Pledgors and/or Party C agrees that if all or any part of the shares are transferred (split or inherited) between the Pledgors and any third Party (the “Share Transferee”) in violation of this Agreement, the Pledgors and/or Party C shall ensure that the Share Transferee shall unconditionally acknowledge the Pledge Right and complete necessary pledge change registration formalities (including, without limitation, execution of relevant documents) to procure the existence of the Pledge Right.

6.9	If the Pledgee provides any loan to Party C, the Pledgors and/or Party C agrees to pledge the Equity Interest to grant the Pledge Right to the Pledgee so as to provide security for such further loan and complete relevant formalities as soon as practicable in accordance with requirements of laws, regulations or local practices (if any), including, without limitation, execution of relevant documents and completion of relevant pledge creation (or change) registration formalities.

Party C covenants and further agrees as follows:

6.10	If the execution and performance of this Agreement and the Equity pledge hereunder require consent, permit, waiver or authorization of any third party or approval, permit or exemption of any governmental authority or completion of registration or filing formalities with any governmental authority (if required by law), Party C will endeavor to assist in obtaining and keeping them fully valid during the validity term hereof.

Equity Interest Pledge Agreement

6.11	Without the prior written consent of the Pledgee, Party C shall not assist or permit the Pledgors to create any new pledge or grant any other security interest on the Equity Interest, nor shall it assist or permit the Pledgors to transfer the Equity Interest.

6.12	Party C agrees that it and the Pledgors shall jointly and strictly comply with the obligations under Articles 6.7, 6.8 and 6.9 hereof.

6.13	Without the prior written consent of the Pledgee, Party C shall not transfer its assets, create or permit to be created any security interest or other encumbrance (including, without limitation, transfer of any intellectual property of Party C or any assets of Party C with value of more than RMB100,000, or encumbrance on any property right or use right of such assets) on its assets which may affect the rights and interests of the Pledgee in the Equity Interest.

6.14	If there is any lawsuit, arbitration or other claims likely to have adverse effect on Party C, the Equity Interest or the interests of the Pledgee under the Control Agreements, Party C warrants that it will notify the Pledgee in writing as soon as possible without delay and take all necessary measures as reasonably requested by the Pledgee to ensure the Pledgee’s pledge interests in the Equity Interest.

6.15	Party C will not do or permit to be done any act or action likely to have adverse effect on the interests of the Pledgee under the Control Agreements or the Equity Interest.

6.16	During the first month of each calendar quarter, Party C will provide the Pledgee with the financial statements of Party C for the preceding calendar quarter, including, without limitation, balance sheet, income statement and cash flow statement.

6.17	Party C warrants that it will take all necessary measures and execute all necessary documents as reasonably requested by the Pledgee to ensure the Pledgee’s pledge interests in the Equity Interest together with the exercise and realization by the Pledgee of such interests.

6.18	If the exercise of the Pledge Right hereunder results in the transfer of any Equity Interest, Party C warrants that it will take all measures to complete such transfer.

6.19	Party B shall ensure and cause the other shareholders of Party C to ensure that Party C will complete the operation term extension registration formalities within three (3) months prior to the expiration of its operation term so that the validity of this Agreement shall be maintained.

7.	Events of Default

7.1	The following circumstances shall be deemed as Events of Default:

7.1.1	Party C fails to fully pay consulting and service fees payable under the Exclusive Business Cooperation Agreement or fails to repay loan or violates any obligations of Party C under the Control Agreements;

Equity Interest Pledge Agreement

7.1.2	any representation or warranty made by the Pledgors in Article 5 hereof contains material misrepresentations or errors, and/or the Pledgors violate any warranty contained in Article 5 hereof;

7.1.3	the Pledgors and Party C fail to complete Equity pledge registration with the Registration Authority in accordance with Article 3.1;

7.1.4	the Pledgors and Party C violate any provision of this Agreement;

7.1.5	unless specified by Article 6.1.1, the Pledgors transfer or intend to transfer or waive the pledged Equity or convey the pledged Equity without the written consent of the Pledgee;

7.1.6	loans, warranties, damages, covenants or other debts and liabilities owed by the Pledgors to any third party (1) are required to be early repaid or performed due to breach by the Pledgors; or (2) have become due but cannot be repaid or performed on schedule;

7.1.7	any approval, license, permit or authorization of the governmental authority that makes this Contract enforceable, legal and valid is revoked, suspended, invalid or materially changed;

7.1.8	the promulgation of applicable laws makes this Agreement illegal or the Pledgors unable to continue the performance of their obligations hereunder;

7.1.9	adverse change in the property owned by the Pledgors causes the Pledgee to determine that the ability of the Pledgors to perform their obligations hereunder has been affected;

7.1.10	the successor or trustee of Party C can only perform the payment liability in part or refuses to perform the payment liability under the Exclusive Business Cooperation Agreement; and

7.1.11	any other circumstance under which the Pledgee cannot or may be unable to exercise the Pledge Right, including, without limitation, the circumstances under which the Pledgors are dead or lose civil capacity.

7.2	Upon knowledge or discovery of any circumstance set forth in Article 7.1 or the occurrence of any event that may lead to such circumstance, the Pledgors shall promptly notify the Pledgee in writing accordingly.

7.3	Unless the Events of Default set forth in Article 7.1 have been successfully resolved to the satisfaction of the Pledgee within thirty (30) days after the date of notice from the Pledgee, the Pledgee may give a Notice of Default to the Pledgors when an Event of Default occurs or at any time after the occurrence of an Event of Default, requesting the Pledgors to promptly pay all outstanding amounts due and payable under the Control Agreements and all other amounts due and payable to the Pledgee and/or repay loan and/or dispose of the Pledge Right in accordance with Article 8 hereof.

8.	Exercise of the Pledge Right

8.1	Without the written consent of the Pledgee, the Pledgors shall not transfer their Equity Interest in Party C.

Equity Interest Pledge Agreement

8.2	When the Pledgee exercises the Pledge Right, it may give a Notice of Default to the Pledgors.

8.3	Subject to the provisions of Article 7.3, the Pledgee may exercise the right to enforce the Pledge Right when it gives a Notice of Default or at any time after it gives a Notice of Default in accordance with Article 7.2. Once the Pledgee elects to enforce the Pledge Right, the Pledgors shall have no rights or interests in the Equity Interest.

8.4	In the event of default, to the extent permitted, and in accordance with applicable laws, the Pledgee shall have the right to dispose of the pledged Equity and exercise all of its remedies and rights for breach of contract in accordance with law, including, without limitation, the right to be repaid in priority out of the proceeds from the conversion, auction or sale of the pledged Equity. After all proceeds received by the Pledgee from the exercise of the Pledge Right are used to satisfy the Secured Indebtedness, any remaining amount shall be paid to the Pledgors or the persons entitled to it (without any interest accrued thereon). The Pledgee shall not be liable for any loss caused by its reasonable exercise of its remedies and rights for breach of contract. The Pledgee shall have the right, at its option, to exercise any of its remedies for breach of contract simultaneously or successively. The Pledgee shall not be required to exercise other remedies for breach of contract before its exercise of the right to be repaid in priority out of the proceeds from the conversion, auction or sale of the pledged Equity hereunder.

8.5	When the Pledgee disposes of the Pledge Right in accordance with this Agreement, the Pledgors and Party C shall provide necessary assistance so that the Pledgee can enforce the Pledge Right in accordance with this Agreement.

8.6	All out-of-pocket expenses, taxes and all legal costs relating to the creation of the Equity pledge and the realization of the Pledgee’s rights hereunder shall be borne by the Pledgors, except for those borne by the Pledgee in accordance with laws. The Pledgee shall have the right to fully deduct reasonable costs incurred by it in connection with its exercise of any or all of its foregoing rights and powers from the proceeds obtained as a result of its exercise of such rights and powers.

8.7	The Parties acknowledge that the Investor Shareholders shall be liable only for their own breach of contract and shall bear no joint and several liability for breach by any other Party hereto.

9.	Assignment

9.1	Without the prior written consent of the Pledgee, the Pledgors shall have no right to assign or delegate their rights and obligations hereunder.

9.2	This Agreement shall be binding upon the Pledgors and their successors and permitted assignees and shall be valid with respect to the Pledgee and each of its successors and assignees.

Equity Interest Pledge Agreement

9.3	At any time, the Pledgee may assign any and all of its rights and obligations under the Exclusive Business Cooperation Agreement to its designees (natural persons/legal persons), in which case the assignees shall have the rights and obligations of the Pledgee hereunder, as if they were the original Parties hereto. When the Pledgee assigns its rights and obligations under the Exclusive Business Cooperation Agreement, upon request by the Pledgee, the Pledgors shall execute relevant agreements or other documents in connection with such assignment.

9.4	In the event of change of the Pledgee due to assignment, upon request by the Pledgee, the Pledgors shall enter into a new pledge contract with the new Pledgee on the same terms and conditions as those of this Agreement.

9.5	The Pledgors shall strictly comply with the provisions of this Agreement and other contracts jointly or severally executed by the Parties hereto or any of them, including the Exclusive Call Option Agreement and the Power of Attorney Agreement Agreement to authorize the Pledgee, perform the obligations hereunder and thereunder and refrain from any act/omission that may affect the validity and enforceability hereof and thereof. The Pledgors shall not exercise any remaining rights in the Equity Interest pledged hereunder unless in accordance with the written instructions given by the Pledgee.

10.	Termination

After the Exclusive Business Cooperation Agreement has been fully performed, the consulting and service fees thereunder have been fully paid and the obligations of Party C under the other Control Agreements have been terminated, this Agreement shall terminate and the Pledgee shall cancel or terminate this Agreement as soon as reasonably practicable.

Unless otherwise provided by laws, in no event shall the Pledgors or Party C have the right to terminate or rescind this Agreement.

11.	Handling Fee and Other Expenses

All fees and out-of-pocket expenses relating to this Agreement, including, without limitation, attorneys’ fee, costs of production, stamp duty and any other tax and fee, shall be borne by Party C. If the Pledgee is required to bear relevant taxes and fees by applicable laws, the Pledgors shall cause Party C to fully reimburse all taxes and fees already paid by the Pledgee.

12.	Confidentiality Liability

The Parties acknowledge that any oral or written information exchanged in connection with this Agreement shall be considered as confidential information. Each Party shall keep all such information confidential and shall not disclose any relevant information to any third party without the written consent of the other Parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s disclosure to the public); (b) is required to be disclosed in accordance with applicable laws or rules or provisions of any stock exchange; or (c) is required to be disclosed by any Party to its legal counsels or financial advisors in connection with the transactions contemplated hereby, provided, however, that such legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this article. If the staff or agencies engaged by any Party disclose any confidential information, such Party shall be deemed to have disclosed such confidential information and shall bear legal liability for breach of this Agreement. This article shall survive the termination of this Agreement for any reason.

Equity Interest Pledge Agreement

13.	Governing Law and Dispute Resolution

13.1	The execution, effectiveness, interpretation and performance of this Agreement and resolution of disputes arising hereunder shall be governed by officially promulgated and publicly available laws of the PRC. Any matters not covered by officially promulgated and publicly available laws of the PRC shall be governed by international legal principles and practices.

13.2	Any dispute arising from the interpretation and performance of the provisions of this Agreement shall be resolved by the Parties through consultation in good faith. If the Parties fail to agree upon the resolution of a dispute within 30 days after any Party requests to resolve such dispute through consultation, any Party may submit the dispute to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the Commission’s arbitration rules then in effect. The arbitration shall be held in Beijing and conducted in the Chinese language. The arbitral award shall be final and binding upon the Parties.

13.3	In the event of any dispute arising out of the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters in dispute, the Parties hereto shall continue to exercise their respective rights hereunder and perform their respective obligations hereunder.

14.	Notices

14.1	All notices and other communications required or permitted to be given in accordance with this Agreement shall be personally delivered or sent by registered mail, postage prepaid, commercial courier service or facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which such notices shall be deemed to have been effectively given shall be determined as follows:

14.1.1	Notices given by personal delivery, courier service or registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the mailing address specified for notices.

14.1.2	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2	For the purpose of notices, the addresses of the Parties are as follows:

Party A:

Qufenqi (Ganzhou) Information Technology Co., Ltd.
Address:	Qudian Group, 15/F, Tsinghua Design Mansion, 222 Huizhong Beili, Chaoyang District, Beijing
Attention:	Min Luo
Telephone:	86-1851-0412-085

Equity Interest Pledge Agreement

Party B:

Min Luo

Address:	Qudian Group, 15/F, Tsinghua Design Mansion, 222 Huizhong Beili, Chaoyang District, Beijing
Attention:	Min Luo
Telephone:	86-1851-0412-085

Lianzhu Lv
Address:	Qudian Group, 15/F, Tsinghua Design Mansion, 222 Huizhong Beili, Chaoyang District, Beijing
Attention:	Lianzhu Lv
Telephone:	86-1581-1403-821

Party C: Ganzhou Qudian Technology Co., Ltd.
Address:	Qudian Group, 15/F, Tsinghua Design Mansion, 222 Huizhong Beili, Chaoyang District, Beijing
Attention:	Min Luo
Telephone:	86-1851-0412-085

14.3	Any Party may change its mailing address for notices at any time by giving a notice to the other Parties in accordance with this article.

15.	Severability

If one or more provisions of this Agreement are held to be invalid, illegal or unenforceable in any respect in accordance with any law or regulation, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or prejudiced in any respect. The Parties shall strive through consultation in good faith to replace such invalid, illegal or unenforceable provisions with valid provisions to the greatest extent permitted by laws and expected by the Parties, and the economic effect of such valid provisions shall be as close as possible to the economic effect of such invalid, illegal or unenforceable provisions.

16.	Appendix

The appendix hereto shall constitute an integral part of this Agreement.

17.	Effectiveness

17.1	Any amendment, modification and supplement to this Agreement shall be made in writing and become effective after the Parties affix their signatures or seals and complete governmental registration procedures, if applicable.

17.2	This Agreement is made in five (5) counterparts. Each of the Pledgors, the Pledgee and Party C shall hold one (1) copy. One (1) copy shall be submitted to the Registration Authority. Each copy of this Agreement shall have the same effect.

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Equity Interest Pledge Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first written above.

Party A: Qufenqi (Ganzhou) Information Technology Co., Ltd. (Affix Company Seal)

By:
Name: Min Luo

Equity Interest Pledge Agreement – Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first written above.

Party B: Min Luo

By:
Name: Min Luo

Equity Interest Pledge Agreement – Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first written above.

Party B: Lianzhu Lv

By:
Name: Lianzhu Lv

Equity Interest Pledge Agreement – Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first written above.

Party C: Ganzhou Qudian Technology Co., Ltd. (Affix Company Seal)

By:
Name: Min Luo

Equity Interest Pledge Agreement – Signature Page

Appendix II: Power of Attorney Agreement

Appendix to Exclusive Call Option Agreement

Power of Attorney Agreement

Date: May 1, 2017

I, [            ], a citizen of the People’s Republic of China (the “PRC”), with identity card number of [            ], holds [        ]% of the entire registered capital (“My Equity Interest”) of Ganzhou Qudian Technology Co., Ltd. (the “Domestic Company”). I hereby issue this Power of Attorney Agreement to specify the following matters concerning My Equity Interest:

1. I irrevocably authorize Qufenqi (Ganzhou) Information Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney Agreement:

The WFOE is hereby authorized to act as my sole agent and authorized representative to act on my behalf with respect to all matters relating to My Equity Interest, including, without limitation: (1) to propose, convene and attend the shareholders’ meeting of the Domestic Company; (2) to exercise all shareholder rights and voting rights available to me under the laws of the PRC and the articles of association of the Domestic Company, including, without limitation, the right to sell, transfer, pledge or dispose of all or a part of My Equity Interest; and (3) to nominate and appoint the legal representative (chairman of the board of directors), directors, supervisors, chief executive officer (or manager) and other senior officers of the Domestic Company on my behalf .

2. Without limiting the generality of the power granted hereunder, the WFOE shall have the right and authority hereunder to enter into the relevant transfer agreement set forth in the Exclusive Call Option Agreement on my behalf to the extent that I am required to be a party thereto, and perform the terms of the Equity Interest Pledge Agreement and the Exclusive Call Option Agreement, dated even date herewith, to which I am a party or execute any documents required to be executed thereunder.

Power of Attorney Agreement

3. Without limiting the generality of the power granted hereunder, I irrevocably acknowledge, agree and authorize that the WFOE may decide, at its sole and absolute discretion and on an exclusive basis, the disposal of My Equity Interest, including, without limitation, sale, transfer, grant, offer, pledge, creation of encumbrance over, exchange or other disposal of My Equity Interest to a third party designated by the WFOE (similarly hereinafter), as required in specific circumstances and based on the ordinary resolutions of its board of directors, and such decisions made by the WFOE pursuant to the power hereunder shall be legally binding upon me and My Equity Interest. For this purpose, I acknowledge and agree that the WFOE shall: (1) enter into documents required for the disposal of My Equity Interest decided by the WFOE, including, without limitation, sale agreements, transfer agreements, and resolutions of the Domestic Company, (2) cause such members of the board of directors and authorized representatives to the shareholders’ meeting as recommended or appointed by me to cast affirmative votes at the meetings of the board of directors and/or shareholders’ meeting of the Domestic Company relating to the disposal of My Equity Interest decided by the WFOE, or to execute and adopt the relevant resolutions of the board of directors or shareholders’ meeting of the Domestic Company; (3) be hereby irrevocably authorized as my agent to execute all such necessary documents on my behalf in which case such documents executed by the WFOE on my behalf shall be legally binding upon me; (4) take all other steps necessary or advisable for the disposal of My Equity Interest decided by the WFOE, including, without limitation, to issue, execute, deliver and/or submit to governmental authorities or third parties documents, agreements, certificates or statements, to assist the Domestic Company, the WFOE and third parties to obtain all governmental approvals, permissions, licenses, registrations and filings required for the implementation of such disposal of My Equity Interest, and to provide other cooperation and convenience, in order for such disposal to be promptly and validly implemented to the extent that it involves the rights and obligations of the parties.

4. The WFOE shall have the right to delegate or assign, at its own discretion, its rights relating to the matters above to any other individual or entity without the prior notice to or the prior consent of me.

Power of Attorney Agreement

5. As long as I am a shareholder of the Domestic Shareholder, this Power of Attorney Agreement shall be irrevocable and continue in force as from the date hereof, unless the contrary is indicated by the WFOE in writing. Once the WFOE notifies me in writing to terminate this Power of Attorney Agreement in whole or in part, I shall immediately withdraw all mandates and authorities hereby granted to the WFOE above, and immediately execute a power of attorney agreement in the same form as this Power of Attorney Agreement to grant to another person nominated by the WFOE the same authorities and mandates as granted hereunder.

6. This Power of Attorney Agreement shall be binding upon my successors and assignees, and I shall cause my successors or assignees, if applicable, to execute similar power of attorney agreement.

7. I hereby waive, and shall not exercise, all rights granted to the WFOE relating to My Equity Interest hereunder during the term of this Power of Attorney Agreement.

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Power of Attorney Agreement

[Signature Page to Power of Attorney Agreement]

Principal: [ ]

By:

Name: [ ]

Power of Attorney Agreement

Agent: Qufenqi (Ganzhou) Information Technology Co., Ltd. (Affix Company Seal)

By:
Name: Min Luo

Power of Attorney Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first written above.

Party A: Qufenqi (Ganzhou) Information Technology Co., Ltd. (Affix Company Seal)

(Seal)

By:	/s/ Min Luo
Name: Min Luo

Exclusive Call Option Agreement - Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first written above.

Party B: Min Luo

By:	/s/ Min Luo
Name: Min Luo

Exclusive Call Option Agreement - Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first written above.

Party B: Lianzhu Lv

By:	/s/ Lianzhu Lv
Name: Lianzhu Lv

Exclusive Call Option Agreement - Signature Page

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Agreement as of the date first written above.

Party C: Ganzhou Qudian Technology Co., Ltd. (Affix Company Seal)

(Seal)

By:	/s/ Min Luo
Name: Min Luo

Exclusive Call Option Agreement - Signature Page